                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                              9 3/4% SENIOR NOTES

                                    DUE 2007

                              IN EXCHANGE FOR NEW

                     9 3/4% SERIES B SENIOR NOTES DUE 2007

                                       OF

                             ANKER COAL GROUP, INC.

     Registered holders of outstanding 9 3/4% Senior Notes due 2007 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 9 3/4% Series B Senior Notes due 2007 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Marine Midland Bank (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedure for Tendering Old Notes" in the Prospectus.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              MARINE MIDLAND BANK

                   By Hand:                                      By Mail:
             Marine Midland Bank                           Marine Midland Bank
        Attn: Corporate Trust Services                Attn: Corporate Trust Services
            140 Broadway, Level A                         140 Broadway, Level A
        New York, New York 10005-1180                 New York, New York 10005-1180

            By Overnight Express:                             By Facsimile:
             Marine Midland Bank                              (212) 658-2292
        Attn: Corporate Trust Services                Attn: Corporate Trust Services
            140 Broadway, Level A                       Telephone: (212) 658-5931
        New York, New York 10005-1180
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Notes indicated
below, upon the terms and subject to the conditions contained in the Prospectus
dated                       , 1997 of Anker Coal Group, Inc. (the "Prospectus"),
receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

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
                         NAME AND ADDRESS OF
                         REGISTERED HOLDER AS
                                  IT
                          APPEARS ON THE OLD    CERTIFICATE NUMBER(S)      PRINCIPAL AMOUNT
  NAME OF TENDERING             NOTES                OF OLD NOTES            OF OLD NOTES
        HOLDER              (PLEASE PRINT)             TENDERED                TENDERED
======================  ======================  ======================  ======================
======================  ======================  ======================  ======================
----------------------  ----------------------  ----------------------  ----------------------
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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

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
Name of Firm:
-------------------------------------            ---------------------------------------------
                                                            (AUTHORIZED SIGNATURE)

Address:
--------------------------------------------     Title:
                                                 ---------------------------------------------

---------------------------------------------
                                                 Name:
                                                 ---------------------------------------------
(ZIP CODE)
                                                            (PLEASE TYPE OR PRINT)

Area Code and Telephone No.:
---------------------------------------------    Date:
                                                 ---------------------------------------------
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     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD
NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.